EXHIBIT 10.9

OCCIDENTAL PETROLEUM CORPORATION

December 31, 2019

Western Midstream Holdings, LLC
1201 Lake Robins Drive
The Woodlands, TX 77380

Anadarko Petroleum Corporation
1201 Lake Robins Drive
The Woodlands, TX 77380

Re: Omnibus Agreement

To Whom It May Concern:

Reference is made to that certain Omnibus Agreement, dated as of December 12, 2012, by and among Western Midstream Partners, LP (formerly known as Western Gas Equity Partners, LP), a Delaware limited partnership (the “MLP”), Western Midstream Holdings, LLC (formerly known as Western Gas Equity Holdings, LLC), a Delaware limited liability company (the “General Partner”) and Anadarko Petroleum Corporation, (“Anadarko”), a Delaware corporation (the “Omnibus Agreement”). The MLP, the General Partner and Anadarko are each herein referred to as a “Party” and together, the “Parties.” Unless otherwise noted, capitalized terms not defined herein will have the meaning set forth in the Omnibus Agreement.
The Omnibus Agreement governs certain expense reimbursement obligations among the General Partner, the MLP and certain of their subsidiaries and Anadarko. The purpose of this letter is to memorialize the agreement among the Parties to terminate the Omnibus Agreement and release the Parties’ respective obligations under the Omnibus Agreement. Therefore, in consideration of the mutual benefits to be hereinafter derived, you agree that you hereby consent to the termination of the Omnibus Agreement and release each Party’s obligations under the Omnibus Agreement.
Please indicate your agreement to the foregoing by signing this letter in the space provided on the following page and returning to our attention. This consent may be executed and delivered in any number of counterparts and by electronic transmission, each of which will be deemed an original instrument and together will constitute for all purposes one agreement.
[Signature Page Follows.]

Sincerely,

WESTERN MIDSTREAM HOLDINGS, LLC

By:	/s/ Michael P. Ure
Name:	Michael P. Ure
Title:	President and Chief Executive Officer

AGREED AND ACCEPTED THIS _31_ DAY OF DECEMBER, 2019

WESTERN MIDSTREAM PARTNERS, LP

By:	Western Midstream Holdings, LLC its general partner

By:	/s/ Michael P. Ure
Name:	Michael P. Ure
Title:	President and Chief Executive Officer

ANADARKO PETROLEUM CORPORATION

By:	/s/ Nicole E. Clark
Name:	Nicole E. Clark
Title:	Vice President and Secretary

Signature Page to Letter Agreement - Termination of WES Omnibus Agreement